UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2011

Warner Music Group Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting of Stockholders of Warner Music Group Corp. (the “Company”) was held on February 22, 2011. The following matters were voted on at the meeting (i) the election of 12 directors for a term of one year and until their successors are duly elected and qualified, (ii) the ratification of the appointment of Ernst & Young LLP to serve as the independent registered public accountants of the Company for the fiscal year ending September 30, 2011, (iii) the approval, in a non-binding vote, of the compensation of the Company’s named executive officers and (iv) the determination, in a non-binding vote, of whether a stockholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years. The final voting results for each matter submitted to a vote of stockholders at the meeting are as follows:

(i) The entire nominated board of directors was elected for term of one year and until their successors are duly elected and qualified, by the votes set forth in the table below:

Director	For	Withheld	Broker Non-Votes
Edgar Bronfman, Jr.	132,953,250	7,446,466	5,715,891
Shelby W. Bonnie	140,135,177	266,539	5,715,891
Richard Bressler	134,607,874	5,793,842	5,715,891
John P. Connaughton	134,607,967	5,793,749	5,715,891
Phyllis E. Grann	140,135,177	266,539	5,715,891
Michele J. Hooper	137,108,337	3,293,379	5,715,891
Scott L. Jaeckel	134,599,967	5,801,749	5,715,891
Seth W. Lawry	131,265,963	9,135,753	5,715,891
Thomas H. Lee	131,257,963	9,143,753	5,715,891
Ian Loring	131,265,963	9,135,753	5,715,891
Mark E. Nunnelly	131,257,963	9,143,753	5,715,891
Scott M. Sperling	131,257,963	9,143,753	5,715,891

(ii) The appointment of Ernst & Young LLP to serve as the independent registered public accountants of the Company for the fiscal year ending September 30, 2011 was ratified by the stockholders, by the votes set forth in the table below:

For	Against	Abstain
146,101,564	14,543	1,500

(iii) The stockholders approved, in a non-binding vote, the compensation of the Company’s named executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
128,317,616	12,065,419	18,681	5,715,891

(iv) The stockholders voted, in a non-binding vote, on whether a stockholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years as set forth in the table below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
11,977,978	38,636	128,368,162	20,940	5,715,891

As disclosed above, a majority of the votes cast voted, in a non-binding vote, in favor of having a stockholder vote to approve the compensation of Company’s named executive officers every three years. In light of such vote, and consistent with the Company’s recommendation, the Company’s board of directors determined that it currently intends to include an advisory vote to approve the compensation of the Company’s named executive officers every three years until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Warner Music Group Corp.

Date: February 28, 2011	By:	/s/ Paul Robinson
Paul Robinson
EVP and General Counsel

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